EXHIBIT 10.3a

                            EXTENSION TO THE MARINE FUEL AGREEMENT

        Reference is hereby made to the Marine Fuel Agreement dated December 28th, 1990 and amended on January lst, 1996, between *******************
        and STATIA TERMINALS N.V. ("STATIA") with respect to the purchase of certain petroleum products.

        The Marine Fuel Agreement provides in its Section 1, that it "...shall have a commence on January 1, 1996 (the "Term") and shall end at midnight on December 31, 1996," and provides further that "... if either Party hereto is interested in extending this Agreement, such Party shall so notify the other Party in writing no less than forty five (45) days in advance of the date of termination hereof; in such case, the Parties shall consult promptly with each other to consider the possibility of extending this Agreement".

        This letter hereby confirms the intention of *********** and STATIA to extend the term of the Agreement from January 1st, 1997 to December 31st, 1997.

         As extended hereby, all other terms and conditions of the Marine Fuel Agreement shall remain in full force and effect.

                                   STATIA TERMINALS N.V.

                                   BY:    /S/ CLARENCE W. BROWN
                                   TITLE:  TERMINAL MANAGER

                                   ***************
                                   BY: ***************
                                   TITLE:  ***********

        Date: December 27th, 1996

                                  EXHIBIT 10.3a

                EXTENSION TO THE STORAGE AND THROUGHPUT AGREEMENT

          Reference is hereby made to the Storage and Throughput Agreement dated December 25th, 1990 and amended on January lst, 1996, between ************************ and STATIA TERMINALS N.V.( STATIA") with respect to certain services and facilities in connection with the storage and transshipment of commodities at the Statia's terminal located on Saint-Eustatius Island, Netherlands Antilles.

          The Storage and Throughput Agreement provides in its Article 4.1, that it"... shall commence on January 1,1996 and, subject to the provisions of Article VI of this Agreement, shall end at midnight on December 31,1996".

          This letter hereby confirms the intention of ********** and STATIA to extend the term of the Agreement from January 1st, 1997 to December 31st, 1997.

         As extended hereby, all other terms and conditions of the Storage and Throughput Agreement shall remain in full force and effect.

                                    STATIA TERMINALS N.V.

                                    BY:       /S/ CLARENCE W. BROWN
                                    TITLE:   TERMINAL MANAGER

                                    ****************

                                    BY:      ************
                                           TITLE: *******

Date:  December 27th, 1996